                                  EXHIBIT 99.5

                   [LINCOLN PARK SAVINGS AND LOAN ASSOCIATION]



Dear Depositor:

The Board of Directors of Lincoln Park Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, Lincoln Park Savings will form a mutual holding company to be known as Lincoln Park Bancorp, MHC, and will establish Lincoln Park Bancorp as a majority-owned subsidiary. We are reorganizing so that Lincoln Park Savings will be structured in the form of ownership that we believe will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed WHITE postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Retirement Plan account for which Lincoln Park Savings acts as trustee and we do not receive a proxy from you, Lincoln Park Savings, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.

If the plan of reorganization is approved let me assure you that:

        o deposit accounts will continue to be federally insured to the same extent permitted by law;
        o       existing deposit accounts and loans will not undergo any change;
                and
        o voting for approval will not obligate you to buy any shares of common stock.

As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Lincoln Park Bancorp common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describe the stock offering and the operations of Lincoln Park Savings. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Lincoln Park Savings) to Lincoln Park Savings in the enclosed YELLOW postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service office of the Bank. Your order must be physically received by Lincoln Park Savings no later than _:00 p.m. New Jersey time on _____, November __, 2004. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you wish to use funds in your IRA or Qualified Retirement Plan at Lincoln Park Savings to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than Lincoln Park Savings. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Wednesday, November 24 through 12:00 noon Monday, November 29, in observance of the Thanksgiving holiday.

                                          Sincerely,

                                          Donald S. Hom
                                          President and Chief Executive Officer

THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                   [LINCOLN PARK SAVINGS AND LOAN ASSOCIATION]


Dear Depositor:

The Board of Directors of Lincoln Park Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, Lincoln Park Savings will form a mutual holding company to be known as Lincoln Park Bancorp, MHC, and will establish Lincoln Park Bancorp as a majority-owned subsidiary. We are reorganizing so that Lincoln Park Savings will be structured in the form of ownership that we believe will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Retirement Plan for which Lincoln Park Savings acts as trustee and we do not receive a proxy from you, Lincoln Park Savings, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.

If the plan of reorganization is approved let me assure you that:

        o deposit accounts will continue to be federally insured to the same extent permitted by law; and
        o       existing deposit accounts and loans will not undergo any change.

We regret that we are unable to offer you common stock in the subscription offering because the laws of your state or jurisdiction require us to register either (1) the to-be-issued common stock of Lincoln Park Bancorp, or (2) an agent of Lincoln Park Savings to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Wednesday, November 24 through 12:00 noon Monday, November 29, in observance of the Thanksgiving holiday.

                                          Sincerely,


                                          Donald S. Hom
                                          President and Chief Executive Officer

THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                   [LINCOLN PARK SAVINGS AND LOAN ASSOCIATION]


Dear Friend of Lincoln Park Savings:

The Board of Directors of Lincoln Park Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, Lincoln Park Savings will form a mutual holding company to be known as Lincoln Park Bancorp, MHC, and will establish Lincoln Park Bancorp as a majority-owned subsidiary. We are reorganizing so that Lincoln Park Savings will be structured in the form of ownership that we believe will best support the Bank's future growth.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Lincoln Park Bancorp common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of Lincoln Park Savings. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Lincoln Park Savings) to Lincoln Park Savings in the enclosed postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service office of the Bank. Your order must be physically received by Lincoln Park Savings no later than _:00 p.m. New Jersey time on _____, November __, 2004. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Wednesday, November 24 through 12:00 noon Monday, November 29, in observance of the Thanksgiving holiday.

                                           Sincerely,


                                           Donald S. Hom
                                           President and Chief Executive Officer



THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                             [LINCOLN PARK BANCORP]


Dear Potential Investor:

We are pleased to provide you with the enclosed material in connection with the stock offering by Lincoln Park Bancorp. We are raising capital to support Lincoln Park Savings and Loan Association's future growth.

This information packet includes the following:

        PROSPECTUS: This document provides detailed information about Lincoln Park Savings's operations and the proposed stock offering by Lincoln Park Bancorp. Please read it carefully prior to making an investment decision.

        STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Lincoln Park Savings) to Lincoln Park Savings in the enclosed postage-paid envelope. Your order must be physically received by Lincoln Park Savings no later than _:00 p.m. New Jersey time on _____, November __, 2004.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the reorganization or the prospectus, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Donald S. Hom
                                          President and Chief Executive Officer





THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                  [SANDLER O'NEILL & PARTNERS, L.P. LETTERHEAD]


Dear Customer of Lincoln Park Savings:

At the request of Lincoln Park Savings and Loan Association, we have enclosed material regarding the offering of common stock of Lincoln Park Bancorp in connection with the reorganization of Lincoln Park Savings and Loan Association from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, Lincoln Park Savings will form a mutual holding company to be known as Lincoln Park Bancorp, MHC, and will establish Lincoln Park Bancorp as a majority-owned subsidiary. These materials include a prospectus and a stock order and certification form, which offer you the opportunity to subscribe for shares of common stock of Lincoln Park Bancorp.

We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Lincoln Park Savings) to Lincoln Park Savings in the accompanying YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by Lincoln Park Savings no later than _:00 p.m. New Jersey time on _____, November __, 2004. If you have any questions after reading the enclosed material, please call the conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., and ask for a Sandler O'Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

                                          Sandler O'Neill & Partners, L.P.






THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Enclosure

                                    QUESTIONS

                                    & ANSWERS

                                    ABOUT THE
                                 REORGANIZATION





                              Lincoln Park Bancorp
                                      Logo




                          Proposed holding company for
                            Lincoln Park Savings Bank

QUESTIONS AND ANSWERS

ABOUT THE REORGANIZATION

The Board of Directors of Lincoln Park Savings and Loan Association ("Lincoln Park Savings" or the "Bank") has unanimously adopted a plan of reorganization whereby Lincoln Park Savings will reorganize from a New Jersey -chartered mutual savings bank into a mutual holding company structure. As part of this reorganization, Lincoln Park Savings will convert to a stock savings bank and will become a wholly-owned subsidiary of Lincoln Park Bancorp, a federal stock corporation, which in turn will be a majority-owned subsidiary of Lincoln Park Bancorp, MHC, a federal mutual holding company. Pursuant to the terms of the plan, Lincoln Park Bancorp will be offering its common stock for sale. We are reorganizing so that Lincoln Park Savings will be structured in the form of ownership that we believe will best support the Bank's future growth.

It is necessary for the Bank to receive a majority of the outstanding votes in favor of the plan of reorganization, so YOUR VOTE IS VERY IMPORTANT. Please return your proxy in the enclosed WHITE postage-paid envelope marked "PROXY RETURN." YOUR BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE PLAN OF REORGANIZATION & RETURN YOUR PROXY TODAY.

EFFECT ON DEPOSITS AND LOANS

Q.      WILL THE REORGANIZATION AFFECT ANY OF MY DEPOSIT ACCOUNTS OR LOANS?
A. No. The reorganization will have no affect on the balance or terms of any deposit account or loan. Your deposits will continue to be federally insured to the fullest extent permissible.

ABOUT VOTING

Q.      WHO IS ELIGIBLE TO VOTE ON THE REORGANIZATION?
A. Depositors of the Bank as of the close of business on ______ _, 2004 (the "Voting Record Date").

Q.      HOW DO I VOTE?
A. You may vote by mailing your signed proxy card(s) in the WHITE postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and decide to change your vote, you may do so by revoking any previously executed proxy.

Q.      AM I REQUIRED TO VOTE?
A. No. Depositors are not required to vote. However, because the reorganization will produce a fundamental change in the Bank's corporate structure, the Board of Directors encourages all depositors to vote.

Q.      WHY DID I RECEIVE SEVERAL PROXIES?
A. If you have more than one account you may have received more than one proxy depending upon the ownership structure of your accounts. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

Q. DOES MY VOTE FOR REORGANIZATION MEAN THAT I MUST BUY COMMON STOCK OF LINCOLN PARK BANCORP?
A. No. Voting for the plan of reorganization does not obligate you to buy shares of common stock of Lincoln Park Bancorp.

Q.      ARE TWO SIGNATURES REQUIRED ON THE PROXY OF A JOINT ACCOUNT?
A. Only one signature is required, but both parties should sign if possible.

Q.      WHO MUST SIGN PROXIES FOR TRUST OR CUSTODIAN ACCOUNTS?
A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

Q. I AM THE EXECUTOR (ADMINISTRATOR) FOR A DECEASED DEPOSITOR. CAN I SIGN THE PROXY CARD?
A. Yes. Please indicate on the card the capacity in which you are signing the card.

ABOUT THE STOCK

INVESTMENT IN COMMON STOCK INVOLVES CERTAIN RISKS. FOR A DISCUSSION OF THESE RISKS AND OTHER FACTORS, INVESTORS ARE URGED TO READ THE ACCOMPANYING PROSPECTUS.

Q.      WHAT ARE THE PRIORITIES OF PURCHASING THE COMMON STOCK?
A. The common stock of Lincoln Park Bancorp will be offered in the subscription offering in the following order of priority:

        o Eligible Account Holders (depositors with accounts totaling $50 or more as of March 31, 2003).

        o Employee Plans (tax-qualified employee stock benefit plans) of Lincoln Park Savings.

        o Supplemental Eligible Account Holders (depositors with accounts totaling $50 or more as of September 30, 2004).

        o Voting Depositors (depositors as of the close of business on ______ __, 2004, "the Voting Record Date").

        Upon completion of the subscription offering, common stock that is not sold in the Subscription Offering will be offered to certain members of the general public in a community offering and then to the general public in a syndicated community offering.

Q.      WILL ANY ACCOUNT I HOLD WITH LINCOLN PARK SAVINGS BE CONVERTED INTO
        STOCK?
A. No. All accounts remain as they were prior to the reorganization. As an eligible account holder, supplemental eligible account holder or voting depositor, you receive priority over the general public in exercising your right to subscribe for shares of common stock.

Q.      WILL I RECEIVE A DISCOUNT ON THE PRICE OF THE STOCK?
A. No. The price of the stock is the same for customers, directors, officers, employees of Lincoln Park Savings and the general public.

Q.      HOW MANY SHARES OF STOCK ARE BEING OFFERED, AND AT WHAT PRICE?
A. Lincoln Park Bancorp is offering for sale 568,675 shares of Common Stock at a subscription price of $10.00 per share. Under certain circumstances, Lincoln Park Bancorp may sell up to 653,976 shares.

Q.      HOW MUCH STOCK CAN I PURCHASE?
A. The minimum purchase is 25 shares. As more fully discussed in the plan of reorganization outlined in the prospectus, the maximum purchase by any person in the subscription or community offering is $75,000 (7,500 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $150,000 (15,000 shares) of common stock offered in the offering.

Q.      HOW DO I ORDER STOCK?
A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either in person to any full service office of Lincoln Park Savings or by mail in the YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Stock order forms may not be delivered to a walk up or drive through window located at any of the Bank's offices.

Q.      HOW CAN I PAY FOR MY SHARES OF STOCK?
A. You can pay for the common stock by check, money order or withdrawal from your deposit account at the Bank.

Q.      WHEN IS THE DEADLINE TO SUBSCRIBE FOR STOCK?
A. An executed order form and certification form with the required full payment must be physically received by the Bank no later than _:00 p.m. New Jersey time on _____, _______ __, 2004.

Q. CAN I SUBSCRIBE FOR SHARES USING FUNDS IN MY IRA/QUALIFIED RETIREMENT PLAN AT THE BANK?
A. Federal regulations do not permit the purchase of common stock with your existing IRA or Qualified Retirement Plan at the Bank. To use such funds to subscribe for common stock, you need to establish a "self-directed" trust account with an outside trustee. Please call our conversion center if you require additional information. TRANSFER OF SUCH FUNDS TAKES TIME, SO PLEASE MAKE ARRANGEMENTS AS SOON AS POSSIBLE.

Q. CAN I SUBSCRIBE FOR SHARES AND ADD SOMEONE ELSE WHO IS NOT ON MY ACCOUNT TO MY STOCK REGISTRATION?
A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights.

Q.      CAN I SUBSCRIBE FOR SHARES IN MY NAME ALONE IF I HAVE A JOINT ACCOUNT?
A.      Yes.

Q.      AM I GUARANTEED TO RECEIVE SHARES BY PLACING AN ORDER?
        No. It is possible that orders received during the offering period will exceed the number of shares being sold. Such an oversubscription would result in shares being allocated among subscribers starting with subscribers who are Eligible Account Holders. If the offering is oversubscribed in the subscription offering, no orders received in the community offering will be filled. Please refer to the section of the prospectus entitled "The Reorganization and the Stock Offering - Offering of Common Stock."

Q.      WILL PAYMENTS FOR COMMON STOCK EARN INTEREST UNTIL THE REORGANIZATION
        CLOSES?
A. Yes. Any payments made by check or money order will earn interest at the Bank's passbook rate from the date of receipt to the completion or termination of the reorganization. Withdrawals from a deposit account or a certificate of deposit at the Bank to buy common stock may be made without penalty. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the offering.

Q.      WILL DIVIDENDS BE PAID ON THE STOCK?
A. We do not initially intend to pay dividends on the shares of common stock.

Q.      WILL MY STOCK BE COVERED BY DEPOSIT INSURANCE?
A. No. The common stock cannot be insured by the Bank Insurance Fund or the Savings Bank Insurance Fund of the FDIC or any other government agency nor is it insured or guaranteed by Lincoln Park Savings and Loan Association, Lincoln Park Bancorp, MHC, or Lincoln Park Bancorp.

Q.      WHERE WILL THE STOCK BE TRADED?
A. Upon completion of the reorganization, Lincoln Park Bancorp expects the stock to be quoted on the OTC Electronic Bulletin Board.

Q.      CAN I CHANGE MY MIND AFTER I PLACE AN ORDER TO SUBSCRIBE FOR STOCK?
A.      No. After receipt, your order may not be modified or withdrawn.

ADDITIONAL INFORMATION

Q.      WHAT IF I HAVE ADDITIONAL QUESTIONS OR REQUIRE MORE INFORMATION?
A. Lincoln Park Savings's proxy statement and prospectus describe the reorganization in detail. Please read the proxy statement and prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material you may call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Additional material may only be obtained from the conversion center. TO ENSURE THAT EACH PURCHASER RECEIVES A PROSPECTUS AT LEAST 48 HOURS PRIOR TO THE END OF THE OFFERING, IN ACCORDANCE WITH RULE 15C2-8 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NO PROSPECTUS WILL BE MAILED ANY LATER THAN FIVE DAYS PRIOR TO SUCH DATE OR HAND DELIVERED ANY LATER THAN TWO DAYS PRIOR TO SUCH DATE.

THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                             [LINCOLN PARK SAVINGS]


Dear Depositor:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Directors of Lincoln Park Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, Lincoln Park Savings will form a mutual holding company to be known as Lincoln Park Bancorp, MHC, and will establish Lincoln Park Bancorp as a majority-owned subsidiary. We are reorganizing so that Lincoln Park Savings will be structured in the form of ownership that we believe will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Retirement Plan account for which Lincoln Park Savings acts as trustee and we do not receive a proxy from you, Lincoln Park Savings, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.

If the plan of reorganization is approved let me assure you that:

        o deposit accounts will continue to be federally insured to the same extent permitted by law;
        o       existing deposit accounts and loans will not undergo any change;
                and
        o voting for approval will not obligate you to buy any shares of common stock.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                           Sincerely,


                                           Donald S. Hom
                                           President and Chief Executive Officer




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                                  PROXY REQUEST



                                      LOGO



                    -----------------------------------------
                                WE NEED YOUR VOTE
                    -----------------------------------------



Dear Customer of Lincoln Park Savings and Loan Association:

YOUR VOTE ON OUR PLAN OF REORGANIZATION HAS NOT YET BEEN RECEIVED. Your vote is VERY IMPORTANT to us. Please vote and mail the enclosed proxy today. If you have more than one account you may receive more that one proxy. Please complete and mail all proxies you receive.

        REMEMBER: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of reorganization and urges you to vote in favor of it. Your deposit accounts or loans with Lincoln Park Savings will not be affected in any way. Deposit accounts will continue to be federally insured to the legal maximum.

A postage-paid envelope is enclosed with the proxy form. If you have any questions, please call our conversion center at xxx-xxx-xxxx.

                                     Sincerely,
                                     Lincoln Park Savings and Loan Association




            PLEASE VOTE TODAY BY RETURNING ALL PROXY FORMS RECEIVED.
     If you have more than one account you may receive more that one proxy.
                Please complete and mail all proxies you receive.

                                      LOGO

                                PLEASE SUPPORT US

                           VOTE YOUR PROXY CARD TODAY











IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY HAVE RECEIVED MORE THAN ONE PROXY DEPENDING UPON THE OWNERSHIP STRUCTURE OF YOUR ACCOUNTS. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

                             [LINCOLN PARK BANCORP]




                                                           _______________, 2003

Dear __________:

We are pleased to announce that the Board of Directors of Lincoln Park Savings and Loan Association has voted in favor of a plan to reorganize from a mutual savings association into the mutual holding company form of organization. As part of this reorganization, Lincoln Park Savings will form a mutual holding company to be known as Lincoln Park Bancorp, MHC, and will establish Lincoln Park Bancorp as a majority-owned subsidiary. Lincoln Park Bancorp will be the parent corporation of Lincoln Park Savings. We are reorganizing so that Lincoln Park Savings will be structured in the form of ownership that we believe will best support the Bank's future growth.

To learn more about the reorganization and stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at 7:00 p.m.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our reorganization, please call our conversion center at xxx-xxx-xxxx, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m.

                                            Sincerely,


                                            Donald S. Hom
                                            President and Chief Executive Office





THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

(Printed by Conversion Center)

                             [LINCOLN PARK BANCORP]



                                                           _______________, 2004

Dear Subscriber:

We hereby acknowledge receipt of your order for shares of common stock in Lincoln Park Bancorp.

At this time, we cannot confirm the number of shares of Lincoln Park Bancorp common stock that will be issued to you. Such allocation will be made in accordance with the plan of reorganization following completion of the stock offering.

If you have any questions, please call our conversion center at xxx-xxx-xxxx.

                                                   Sincerely,


                                                   LINCOLN PARK BANCORP
                                                   Conversion Center







THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                             [LINCOLN PARK BANCORP]



                                                           _______________, 2004

Dear Charter Shareholder:

Our subscription offering has been completed and we are pleased to confirm your subscription for shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on ______ __, 2004; this is your stock purchase date. Trading will commence on the over-the-counter market with quotations available on the OTC Electronic Bulletin Board under the symbol on ________ __, 2004.

Thank you for your interest in Lincoln Park Bancorp. Your stock certificate will be mailed to you shortly.












THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                             [LINCOLN PARK BANCORP]



                                                           _______________, 2004

Dear Interested Investor:

We recently completed our subscription and direct community offerings. Unfortunately, due to the excellent response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, Other Depositors or community friends. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

We appreciate your interest in Lincoln Park Bancorp and hope you become an owner of our stock in the future. The stock trades on the OTC Electronic Bulletin Board under the symbol "xxxx".

                                                    Sincerely,


                                                    LINCOLN PARK BANCORP
                                                    Conversion Center






THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                             [LINCOLN PARK BANCORP]



                                                                   _______, 2004

Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in Lincoln Park Bancorp, the holding company of Lincoln Park Savings and Loan Association and a majority-owned subsidiary of Lincoln Park Bancorp, MHC. The shares of common stock will be quoted on the OTC Electronic Bulletin Board under the symbol "xxxx"

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

                         Registrar and Transfer Company
                          Investor Relations Department
                                10 Commerce Drive
                         Cranford, New Jersey 07016-3572
                                1 (800) 368-5948
                              email: info@rtco.com

Also, please remember that your certificate is a negotiable security which should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of Lincoln Park Bancorp, Lincoln Park Bancorp, MHC, Lincoln Park Savings and Loan Association and our employees, I would like to thank you for supporting our offering.

                                           Sincerely,


                                           Donald S. Hom
                                           President and Chief Executive Officer





THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                             [LINCOLN PARK BANCORP]



                                                           _______________, 2003

Dear Interested Subscriber:

We regret to inform you that Lincoln Park Savings and Loan Association and Lincoln Park Bancorp, the holding company for Lincoln Park Savings and Loan Association, have decided not to accept your order for shares of Lincoln Park Bancorp common stock in our direct community offering. This action is in accordance with our plan of reorganization which gives Lincoln Park Savings and Loan Association and Lincoln Park Bancorp the absolute right to reject the subscription of any community member, in whole or in part, in the community offering.

Enclosed is a check representing your subscription and interest earned thereon.

                                                     Sincerely,


                                                     LINCOLN PARK BANCORP
                                                     Conversion Center





(Printed by Conversion Center)

                 [SANDLER O'NEILL & PARTNERS, L. P. LETTERHEAD]




                                                           _______________, 2003

To Our Friends:

We are enclosing the offering material for Lincoln Park Bancorp, a majority-owned subsidiary of Lincoln Park Bancorp, MHC and the proposed holding company for Lincoln Park Savings and Loan Association, which is now in the process of reorganizing into a mutual holding company.

Sandler O'Neill & Partners, L.P. is managing the subscription offering, which will conclude at _:00 p.m. New Jersey time on November xx, 2004. Sandler O'Neill is also providing conversion agent and proxy solicitation services for Lincoln Park Savings. In the event that all the stock is not sold in the subscription offering and direct community offering, Sandler O'Neill will form and manage a syndicated community offering to sell the remaining stock.

Members of the general public, other than residents of [INSERT STATES NOT CLEARED IN], are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.

                                               Sincerely,

                                               Sandler O'Neill & Partners, L.P.




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY LINCOLN PARK SAVINGS AND LOAN ASSOCIATION, LINCOLN PARK BANCORP, MHC, LINCOLN PARK BANCORP, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

(Printed by Sandler O'Neill)

23